MICROAGE
                          RETENTION AND SEVERANCE PLAN

SECTION 1. GENERAL

         Pursuant to order of the United States Bankruptcy Court for the District of Arizona (the "Court"), MicroAge, Inc. ("MicroAge"), MicroAge Computer Centers, Inc., MicroAge L&D, L.L.C., MTS Holding Company, MCCI Holding Company, EC Advantage, Inc., Pinacor, Inc., MicroAge of California, Inc., MicroAge Technology Services, L.L.C., Quality Integration Services, L.L.C., Complete Distribution, Inc., and Pinacor Logistics Services, Inc. (collectively, the "Companies" and, individually, the "Company"), hereby establish the MicroAge Retention and Severance Plan (the "Plan"), effective May 23, 2000 (the "Plan Date"), to provide retention and severance benefits to eligible employees of the Companies.

         The Plan is intended to constitute a severance pay plan within the meaning of U.S. Department of Labor Regulation Section 2510.3-2(b).

SECTION 2. DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings set forth herein:

         (a) "BASE SALARY" shall equal the employee's standard scheduled weekly rate of pay for the employee's position (not to exceed forty (40) hours per week for hourly employees). Overtime, bonuses, premium pay, incentive pay, and amounts paid by the Companies or contributed on behalf of a Participant to pension, welfare and other employee benefit and fringe benefit plans shall not be taken into account. The Companies' determination of base pay shall be binding and conclusive.

         (b) "CAUSE" shall mean the occurrence of any of the following:

               (i) Employee's gross and willful misconduct which is injurious to the Company;

               (ii) Employee's engaging in fraudulent conduct with respect to the Company's business or in conduct of a criminal nature that may have an adverse impact on the Company's standing and reputation;

               (iii) The continued and unjustified failure or refusal by employee to perform the duties required of him which failure or refusal shall not be cured within fifteen (15) days following (A) receipt by employee of written notice from MicroAge specifying the factors or events constituting such failure or refusal, and (B) a reasonable opportunity for employee to correct such deficiencies; or

               (iv) Employee's use of drugs and/or alcohol in violation of then current Company policy.


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

         (c) "ESSP" shall mean the MicroAge, Inc. Executive Supplemental Savings Plan or the Pinacor Inc. Executive Supplemental Savings Plan.

         (d) "GOOD REASON" shall mean the occurrence of any of the following:

               (i) The Company's failure to elect or reelect or to appoint or reappoint the employee to offices, titles or positions carrying comparable or better authority, responsibilities, dignity and importance to that of employee's offices and positions as of the Plan Date (provided that the failure to appoint. reappoint, elect or reelect employee as a director of the Company or to any position on the Company's board of directors, shall not constitute "Good Reason");

               (ii) Material change by the Company in employees' function, duties or responsibilities (including reporting responsibilities) which would cause employee's position with the Company to become of less dignity, responsibility and importance than those associated with his functions, duties or responsibilities as of the Plan Date;

               (iii) Employee's Base Salary is reduced by the Company (unless such reduction is pursuant to a uniform reduction in salary for all employees in the same Tier) or there is a material reduction in the benefits that are in effect for the employee on the Plan Date (unless such reduction is pursuant to a uniform reduction in benefits for all employees in the same Tier);

               (iv) Except with employee's prior written consent, relocation of employee's principal place of employment to a location outside of Maricopa County, Arizona, or requiring employee to travel on the Company's business materially more often than was required prior to the Plan Date; or

               (v) The failure by the Company to obtain the assumption by operation of law or otherwise of this Plan by any entity which is the surviving entity in any merger or other form of corporate reorganization involving the Company or by any entity which acquires all or substantially all of the Company's assets.

         (e) "PARTICIPANT" shall mean those employees of the Companies who are eligible to be covered by the Plan pursuant to Section 3.

         (f) "YEAR OF SERVICE" shall mean each completed consecutive twelve (12) month period measured from the employee's date of hire and the anniversaries thereof. No credit shall be given for partial years of service. The Companies' determination of an employee's years of service shall be binding and conclusive.

SECTION 3. ELIGIBILITY

         (a) COVERED EMPLOYEES. Except as provided in Section 3(b), all full-time employees of any of the Companies shall be covered by the Plan.

         (b) EXCLUSIONS. The following employees shall not be covered by the
Plan:


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

               (i) An employee in a temporary job classification;

               (ii) A part-time employee (i.e., those employees who are regularly scheduled to work less than forty (40) hours per week);

               (iii) An employee whose employment terminated before the Plan Date; and

               (iv) Any person who is classified by the Company as (i) a consultant, (ii) an employee leased from any organization other than one of the Companies, (iii) an independent contractor or an employee of an independent contractor, or (iv) employed pursuant to a written contract for a fixed term (irrespective of extensions or renewals). If the Company modifies its classification or treatment of such an individual, the modification shall be applied prospectively only, in which case the modification will be effective as of the date specified by the Company. If an individual is characterized as a common law employee of a Company by a governmental agency or court but not by the Company, such individual shall be treated as an employee who has not been designated for participation in this Plan.

               (v) Any employee for whom the Company has accepted, with Court approval, his existing employment contract.

         (c) CLASSIFICATIONS. For purposes of this Plan, employees of the Companies shall be grouped according to their job classification levels in the following Tiers:

                  Tier 1:           Executives

                  Tier 2:           Officers (other than Executives)

                  Tier 3:           Directors

                  Tier 4:           Managers

                  Tier 5:           Associates

All determinations of an employee's Tier level and job classification shall be determined by MicroAge in its discretion and according to the Companies' organizational charts, standard policies, and procedures.

SECTION 4. RETENTION AND SEVERANCE BENEFITS

         (a) ENTITLEMENT TO RETENTION BENEFITS. Only those Participants who commenced employment with the Company prior to April 13, 2000, shall be eligible for Retention Benefits. Any eligible Participant who is in Tier 3, 4, or 5 shall become entitled to Retention Benefits as described in Section 4(b) if he is actively employed by the Company on the six (6) month anniversary of the Plan Date. Any eligible Participant shall also become entitled to Retention Benefits as described in Section 4(b) if he is actively employed by the Company on the twelve (12) month anniversary of the Plan Date. Alternatively, any eligible Participant shall be entitled to the six (6) and twelve (12) month Retention Benefits as described in the preceding sentences if the Participant is actively employed by the Company on the earlier of (i) the effective date of a plan of reorganization as confirmed by the Court, or (ii) the date on which the pending


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

bankruptcy action for the Company is converted to Chapter 7 of the United States Bankruptcy Code. Retention Benefits that accrue pursuant to this Section 4 shall be paid as described in Section 6.

         (b) AMOUNT OF RETENTION BENEFITS. The following schedule shall apply for purposes of determining an eligible Participant's Retention Benefit:

          ---------------------------------------------------------------------
          EMPLOYEE TIER         RETENTION BENEFIT       RETENTION BENEFIT AT
                                 AT THE 6 MONTH             THE 12 MONTH
                                 ANNIVERSARY OF       ANNIVERSARY OF PLAN DATE
                                    PLAN DATE
          ---------------------------------------------------------------------
          Tier 1                       $0              75% of one year's Base
                                                               Salary
          ---------------------------------------------------------------------
          Tier 2                       $0              25% of one year's Base
                                                               Salary
          ---------------------------------------------------------------------
          Tier 3              6% of one year's Base    9% of one year's Base
                                     Salary                    Salary
          ---------------------------------------------------------------------
          Tier 4              3% of one year's Base    7% of one year's Base
                                     Salary                    Salary
          ---------------------------------------------------------------------
          Tier 5              3% of one year's Base    7% of one year's Base
                                     Salary                    Salary
          ---------------------------------------------------------------------


         Notwithstanding anything to the contrary in this Plan, Participants who are subject to Section 5 shall have the amount of their Retention Benefit determined in accordance with Section 5(b).

         (c) ENTITLEMENT TO SEVERANCE BENEFITS. A Participant will be entitled to Severance Benefits under this Section 4 if all of the following are satisfied:

               (i) The Participant's employment is terminated, such that the Participant is no longer employed by any of the Companies;

               (ii) The Participant executes a waiver and release agreement in such form and containing such terms and conditions, including but not limited to, the waiver and release of all claims related to employment separation, as may be acceptable to MicroAge (the "Waiver and Release"); and

               (iii) The Participant's termination is such as to make the Participant eligible for Severance Benefits in accordance with the following schedule:


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

            --------------------------------------------------------------------
               EMPLOYEE TIER       MANNER OF             ELIGIBLE FOR SEVERANCE
                                  TERMINATION               BENEFITS?
            --------------------------------------------------------------------
            Tiers 1 - 5         Terminated by the                 Yes
                                    Company
                                 without Cause
            --------------------------------------------------------------------
            Tiers 1 - 5         Terminated by the                 No
                                    Company
                                   with Cause
            --------------------------------------------------------------------
            Tier 1                Employment                      Yes
                                Terminated by
                               the Participant
                               with Good Reason
            --------------------------------------------------------------------
            Tiers 1             Employment Terminated             No
                                    by the
                              Participant without
                                  Good Reason
            --------------------------------------------------------------------
            Tiers 2 - 5        Employment Terminated by           No
                                the Participant with or
                                 without Good Reason
            --------------------------------------------------------------------
            Tiers 1 - 5        Employment Terminated by           No
                                    reason of death
            --------------------------------------------------------------------

                  Notwithstanding anything to the contrary in this Plan, any Participant who fails to execute a Waiver and Release shall be ineligible for Severance Benefits under this Plan. Severance Benefits payable pursuant to this Section 4 shall be paid as described in
         Section 6.

         (d) AMOUNT OF SEVERANCE BENEFITS. Subject to Section 4(g), each Participant who satisfies the requirements for eligibility for Severance Benefits pursuant to Section 4(c) shall receive an amount determined as follows:

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


           --------------------------------------------------------------
            EMPLOYEE TIER            SEVERANCE BENEFIT
           --------------------------------------------------------------
           Tier 1          One month Base Salary per Year of Service,
                           minimum of three months
           --------------------------------------------------------------
           Tier 2          Three months Base Salary

           --------------------------------------------------------------
           Tier 3          Four weeks Base Salary plus one week Base
                           Salary per Year of Service, minimum of four
                           and maximum of eight weeks Base Salary
           --------------------------------------------------------------
           Tier 4 and 5    One week Base Salary per Year of Service,
                           minimum of three weeks Base Salary and
                           maximum of eight weeks Base Salary
           --------------------------------------------------------------


         (e) MEDICAL AND DENTAL BENEFITS. Each Participant who satisfies the eligibility requirements of Section 4(c) shall remain eligible for coverage under any medical plan and dental plan maintained by the Company which cover that Participant and his dependents. The Company shall continue to pay the employer premium contribution for such coverage in accordance with the following schedule:

           ------------------------------------------------------------------
             EMPLOYEE TIER         PREMIUM CONTINUATION PERIOD

           ------------------------------------------------------------------
           Tier 1              One month of benefit plan contribution per
                               Year of Service, minimum of three months
           ------------------------------------------------------------------
           Tier 2              Three months of benefit plan contribution
           ------------------------------------------------------------------
           Tier 3              Four weeks benefit plan contribution plus
                               one additional week per Year of Service,
                               minimum of four and maximum of eight of
                               contributions
           ------------------------------------------------------------------
           Tier 4 and 5        One week of benefit plan contribution per
                               Year of Service, minimum of three weeks and
                               maximum of eight weeks of contributions
           ------------------------------------------------------------------


         The Participant and his dependents shall be responsible for paying the full employee contribution for coverage under the Company's medical plan and dental plan. Any period of coverage during which the Company continues to pay the employer premium contribution shall count towards the Company's obligation to provide COBRA continuation coverage. The Participant and his dependents shall be responsible for paying the full cost of any additional continued coverage under the Company's medical plan and dental plan elected under COBRA.

         (f) OUTPLACEMENT BENEFITS. Each Participant who satisfies the eligibility requirements of Section 4(c) shall be entitled to outplacement services as described in this Section 4(f), which shall be provided by an outplacement company designated by MicroAge. The cost of twelve (12) months of outplacement services provided to Participants in Tier 1 shall be borne by the Company. The cost of three (3) to six (6) months (at the Company's discretion) of outplacement services provided to Participants in Tier 2 shall be borne by the Company. The cost of two (2) months of outplacement services for Participants in Tier 3 shall be borne by the Company. The cost of one month of outplacement services for Participants in Tier 4 shall be borne by the Company. Participants in Tier 5 shall be entitled to attend an outplacement seminar paid for by the Company and provided by an outplacement company designated by MicroAge.

         (g) OFFSET FOR OTHER PAYMENTS. Notwithstanding any other provision of this Plan to the contrary, any Severance Benefits payable to any employee pursuant to Section 4(d) of this Plan shall be reduced by the amount of any severance-type payments paid to the Participant by any of the Companies pursuant to any other Plan or arrangement or any agreement between the Participant and the Company.

         (h) VACATION PAY. Each Participant who satisfies the eligibility requirements of Section 4(c), also shall receive payment from the Company (as described in Section 6) for any accrued but unused vacation time, in accordance with the Company's standard policies and procedures.

SECTION 5. PROVISIONS FOR ESSP PARTICIPANTS

         Notwithstanding anything to the contrary herein, Participants who were also participants in the ESSP may elect to receive the benefits described in this Section 5; provided that an election to receive benefits pursuant to this
Section 5 shall be deemed to satisfy any and all obligations the Company may have to the Participant under the ESSP.

         (a) ADDITIONAL SEVERANCE BENEFIT. Subject to Section 5(e), if the Participant became eligible for and received a Severance Benefit pursuant to Sections 4(c) and (d), but is not entitled to a Retention Benefit pursuant to
Section 4(a), then the Participant may elect to receive an additional severance benefit equal to:

               (i) The "final value" of the Participant's accounts in the ESSP; MINUS

               (ii) The Severance Benefit actually received by the Participant pursuant to Section 4(d).

         (b) ALTERNATIVE RETENTION BENEFIT. Subject to Section 5(e), if the Participant is entitled to a Retention Benefit pursuant to Section 4(a), then the Participant may elect to receive an alternative retention benefit in lieu of the total Retention Benefits called for by Section 4(b). The alternative retention benefit shall be equal to the greater of:

               (i) The final value of the Participant's accounts in the ESSP; or

               (ii) The total amount of the Retention Benefits to which the Participant is entitled pursuant to Section 4(b).

         (c) NO ENTITLEMENT TO BENEFITS. If the Participant is entitled to neither Rentention Benefits nor Severance Benefits pursuant to Section 4, then the Participant shall not be entitled to any benefits pursuant to this Section 5.

         (d) FINAL VALUE OF ESSP ACCOUNT. The "final value" of a Participant's account in the ESSP shall be the value of the account, determined in accordance with the provisions of the ESSP, as of the earlier of (i) the Participant's termination of employment, or (ii) the date on which the value of the Participant's account in the ESSP is "frozen" due to the termination and/or liquidation of the ESSP or an amendment to the ESSP which provides for the freezing of the accounts. In any case, the "final value" of a Participant's account in the ESSP shall include any principal amount actually distributed to the Participant if such amount is recoverable by the ESSP pursuant to Section 5.2(d) of the ESSP.

         (e) DISTRIBUTIONS OF FINAL VALUE OF ESSP ACCOUNT. If a Participant is entitled to and elects to receive an additional severance benefit pursuant to
Section 5(a) or the alternative retention benefit pursuant to Section 5(b), and an amount is recoverable from the Participant pursuant to Section 5.2(d) of the ESSP, the Participant will not be required to return the amount that is recoverable. Instead, such amount shall be deemed to be "repaid" to the ESSP by the Participant and then deemed to be paid by the Company to the Participant pursuant to Sections 5(a) or (b).

         (f) TIME FOR PAYMENT. Any benefit payable pursuant to this Section 5 shall be payable at such time as Retention Benefits are payable pursuant to
Section 6(c).

         (g) TIME FOR ELECTION. An election to receive benefits under this
Section 5 must be submitted in writing to the Company by the Participant no later than thirty (30) days after the date on which the Participant first becomes entitled to Retention Benefits or Severance Benefits pursuant to Sections 4(a) or 4(c).

SECTION 6. PAYMENT

         (a) FORM OF PAYMENT. The Retention Benefits payable to a Participant under Section 4 shall be paid to him in lump sums, at such times as are described in Section 6(c). The Severance Benefit payable to a Participant under
Section 5 shall be paid to him in a lump sum or, for Participants in Tiers 1 or 2, may be paid in substantially equal increments during the six (6) month period immediately following the Participant's separation from employment, in the Company's sole and absolute discretion. No actuarial adjustment, including an adjustment for actual or imputed earnings, shall be required in the event the Company elects to pay Severance Benefits in a lump sum or in installments.

         Notwithstanding the foregoing, the Company may, in its discretion, apply amounts payable under this Plan to any debts owed to the Company by the Participant at the time of employment separation. In addition, the Company shall have the right to refuse to pay and/or recover amounts previously paid to the Participant under the Plan if the Participant breaches his Waiver and Release.

         (b) TIME FOR PAYMENT FOR SEVERANCE BENEFITS. Payment of Severance Benefits and vacation pay due to a Participant pursuant to Sections 4(d) and (h) of the Plan shall commence within an administratively feasible time after a Participant's termination.

         (c) TIME FOR PAYMENT OF RETENTION BENEFITS. Payment of Retention Benefits due to a Participant pursuant to Section 4(b) of the Plan shall be paid as soon as administratively feasible after the first to occur of (i) the effective date of a plan of reorganization as confirmed by the Court, (ii) the date on which the pending bankruptcy action for the Company is converted to Chapter 7 of the United States Bankruptcy Code, or (iii) according to the following schedule:

    ----------------------------- ----------------------------------------
            EMPLOYEE TIER               RETENTION PAYMENT

    ----------------------------- ----------------------------------------
    Tier 1                        1/4 of the amount of the Retention
                                  Benefit that accrues on the 12 month
                                  anniversary of Plan Date is payable as
                                  soon as administratively feasible after
                                  the 12 month anniversary of the Plan
                                  Date
    ----------------------------- ----------------------------------------
    Tiers 2-5                     1/2 of the amount of the Retention
                                  Benefit that accrues on the 12 month
                                  anniversary of Plan Date is payable as
                                  soon as administratively feasible after
                                  the 12 month anniversary of the Plan
                                  Date
    ----------------------------- ----------------------------------------
    Tiers 3-5                     1/2 of the amount of the Retention
                                  Benefit that accrues on the 6 month
                                  anniversary of Plan Date is payable as
                                  soon as administratively feasible after
                                  the 6 month anniversary of the Plan Date
    ----------------------------- ----------------------------------------


         Any Retention Benefits that are not paid pursuant to the above schedule shall be paid in accordance with clauses (i) and (ii) of the first sentence of this Section 6(c).

         Participants who are entitled to Retention Benefits pursuant to Section 4(a) but whose employment with the Company has terminated prior to the plan confirmation or conversion to Chapter 7 will be paid in the same manner as the active employee-participants.

         (d) METHOD OF PAYMENT. All benefits under this Plan shall be paid by direct deposit or Company check mailed to the Participant at the last known address of the Participant in the possession of the Company. The Company shall withhold from any payments hereunder any taxes required to be withheld under Federal or state law.

SECTION 7. PAYMENT IN THE EVENT OF DEATH

         Upon the death of a Participant prior to receipt of the total Severance Benefit payable to him under Section 4(d), any remaining payments to the deceased Participant shall be paid to the spouse to whom the Participant was married on the date of his death. If the Participant was not married at the time of his death, such benefits shall be paid to the Participant's estate. Medical and/or dental coverage for the deceased Participant's dependents under Section 4(e) shall not be affected by the Participant's death and shall continue to be provided to Participant's dependents in accordance with Section 4(e). Outplacement benefits provided or made available to a Participant under Section 4(f) shall terminate upon the Participant's death.

         No Retention Benefits shall be payable if a Participant dies prior to the date on which he would become entitled to Retention Benefits. If a Participant dies after such date, but prior to receipt of the total amount payable to him under Sections 4(b), any remaining Retention Benefits payable to the deceased Participant shall be paid in accordance with the preceding paragraph.

SECTION 8. CLAIMS

         Any employee, Participant, beneficiary or any other person claiming benefits, eligibility, participation or any other right or interest under the Plan (but not with respect any right to employment with the Company) shall be entitled to file a written claim of a disputed, denied or unpaid benefit with the Plan Administrator, or designee. A written notice of the disposition of any such claim shall be furnished to the claimant within thirty (30) days after the claim is filed with the Plan Administrator, or designee, provided that the Director or designee shall be entitled to additional time to decide the claim if he notifies the claimant in writing of the need for additional time and advises the claimant of when he expects to make his determination. The notice of disposition shall refer, if appropriate, to pertinent provisions of the Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied in whole or in part, and, where appropriate, shall explain how the claimant can perfect the claim.

         If the claim is denied, the claimant shall also be notified in writing that a further review procedure is available. Thereafter, within sixty (60) days after receiving written notice of the Director's or designee's disposition of the claim, the claimant may submit a written request for review of that decision to the Plan Administrator. In connection therewith, the claimant may submit a written statement of his claim and the reasons for granting the claim to the Plan Administrator. If the claimant does not submit a written request for review within sixty (60) days after receiving written notice of the Director's disposition of the claim, the claimant shall be deemed to have accepted his written disposition, unless the claimant shall have been physically incapacitated so as to be unable to request review within the sixty (60) day period. A decision on review shall be rendered in writing by the Plan Administrator not later than forty-five (45) days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the normal review period, the Plan Administrator shall so notify the claimant. In any event, if an appeal is not determined within ninety (90) days after submission for review, it shall be deemed to be denied. The Plan Administrator shall have the right to request and receive from a claimant such additional information, documents or other evidence as he may reasonably require.

         To the extent permitted by law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever and completion of the claims procedures described in this Section 8 shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan, or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive compliance with these procedures as a mandatory precondition to such an action.

SECTION 9. ASSIGNMENT OF BENEFITS

         No Participant or beneficiary of a Participant shall have any right to assign, pledge, hypothecate, anticipate or in any way create a lien upon any amounts payable hereunder. No amounts payable hereunder shall be subject to assignment or a transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law, except as may be otherwise required by law in connection with marital, dissolution or child support obligations, or be subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process. Notwithstanding anything in this Plan or this Section 9 to the contrary, the Company may apply any amounts payable under this Plan to any debts owed to the Company by the Participant at the time of the Participant's separation, unless the Participant makes other arrangements satisfactory to the Company to pay such debts.

SECTION 10. NO RIGHT TO EMPLOYMENT OR REEMPLOYMENT

         Nothing in this Plan shall be deemed to give any person the right to be retained in the service of the Company or interfere with the right of the Company to discharge any person for any or no reason. Reemployment of a Participant is not guaranteed as a result of that person's participation in this Plan, and any reemployment shall be in accordance with and subject to the Company's employment policies and procedures.

SECTION 11. PRIOR ARRANGEMENTS

         This instrument, which sets forth all of the provisions of the Plan, shall supersede any and all prior oral or written contracts, negotiations, commitments, understandings and writings, including, but not limited to, the Company's severance policies in effect as of the Plan Date, with respect to severance benefits for Participants; provided that (i) any employment agreements accepted by the Company (with the approval of the Court), shall survive, and
(ii) the Plan shall not be construed to limit, replace or supersede any agreement or policy regarding non-competition, non-solicitation or non-disclosure.

SECTION 12. PLAN ADMINISTRATION

         MicroAge, or its designee shall be the "Plan Administrator" for the Plan. The Plan Administrator shall have power and authority to take such actions it determines, in its discretion, to be necessary or appropriate for the administration of the Plan, including, but not limited to, the power and discretion to construe and interpret the Plan, to decide eligibility to participate, to decide the amount and form of payment of severance payments payable to any Participant and to decide claims in accordance with Section 8.

SECTION 13. MISCELLANEOUS

         (a) GOVERNING LAW. This program shall be interpreted and construed under the laws of the State of Arizona unless otherwise required by the Employee Retirement Income Security Act of 1974, as amended.

         (b) SUCCESSORS AND ASSIGNS. This Plan shall be binding upon the Company and any and all of its successors, assigns and transferees.

         (c) FUNDING. Benefits payable under the Plan shall constitute an unfunded general obligation of the Company payable from its general assets, and the Company shall not be required to establish any special fund or trust for purposes of paying benefits under the Plan. No Participant shall have any vested right to any particular assets of the Company as a result of participation in the Plan, and each Participant shall be a general creditor of the Company.

         (d) NO DUTY TO MITIGATE. A Participant shall not be required to mitigate the amount of his Severance Benefit by securing other employment or otherwise. Severance Benefits shall not be reduced by reason of the Participant securing other employment or for any other reason.

         (e) CONSTRUCTION. The masculine gender, where appearing in this Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. As used herein, "Company" shall generally refer to MicroAge, unless context indicates that "Company" refers to the entity employing the Participant. Headings and subheadings are for the purpose of reference only and are not to be considered in construction of this Plan. If any provision of this Plan is deemed to be for any reason invalid or unenforceable, the remaining provisions of this Plan shall continue in full force and effect.